Overview of product candidate ACU193 and the ongoing Phase 1 INTERCEPT-AD trial November 2021 Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND NOTES REGARDING THIS PRESENTATION This presentation may contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statement describing Acumen’s goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “believes,” “expects,” “anticipates,” “could,” “would,” “seeks,” “aims,” “plans,” “potential”, “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning Acumen’s business and the therapeutic potential of Acumen’s product candidate, ACU193, including its potential for improved safety and efficacy as compared to other monoclonal antibodies in development, as well as the expectations concerning the INTERCEPT-AD trial. These statements are based upon the current beliefs and expectations of Acumen management, and are subject to certain factors, risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing safe and effective human therapeutics. Such risks may be amplified by the impacts of the COVID-19 pandemic. These and other risks concerning Acumen’s programs are described in additional detail in Acumen’s filings with the Securities and Exchange Commission (“SEC”), including in Acumen’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, filed with the SEC on August 16, 2021, which is available on the SEC’s website at www.sec.gov. Copies of these and other documents are available from Acumen. Additional information will be made available in other filings that Acumen makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and Acumen expressly disclaims any obligation to update or revise any forward-looking statement, except as otherwise required by law, whether, as a result of new information, future events or otherwise. This presentation discusses Acumen’s investigational drug ACU193 that is in an early Phase 1 First in Humans clinical study. ACU193 has not been approved for marketing by the U.S. Food and Drug Administration or any regulatory authority.  Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Acumen’s own internal estimates and research.  While Acumen believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources.  In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions.  Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Quaternary structures of Aβ Oligomers, protofibrils and fibrils

AβOs may consist of 2 to >200 Aβ peptides.



Kelley et al. Simulating oligomerization at experimental concentrations and long timescales: A Markov state model approach. J Chem Physics 2008.


A
B
C

Relini et al. Misfolding of amyloidogenic proteins and their interactions with membranes Biomolecules 2014

Figure 3. Atomic force microscopy images of representative steps of amyloid aggregation: (**A**) oligomers; (**B**) protofibrils; (**C**) mature fibrils. Scan size 1.0 μm. Z range (A) 8.0 nm; (B) 15 nm; (C) 20 nm.

3

ACUMEN

Even in the presence of a large excess of Aβ monomer, binding of ACU193 to AβOs is unchanged Highly selective for Aβ oligomers versus Aβ monomers ACU193 is the first mAb developed to selectively target AβOs Binding of ACU193 to AβOs >500x binding to Aβ monomer SELECTIVITY ACU193 selective binding to AbOs is preserved even in the presence of a large excess of Ab monomer Log [Competing Antigen] μM ACU193 Selectivity ACU193 Selectivity in presence of 5μM monomeric Aβ Data On File % Percent Control AbOs binding (RLUs) ACU193 Log μM

SELECTIVITY

ACU193 is highly selective for AβOs versus Aβ plaques

ACU193 staining in human AD brain slices from hippocampus:
ACU193 (red) binds non-Thioflavin S positive Aβ (green)


ThioS
ACU193
ThioS
ACU193
Merge
AD Hippocampus
ACU193/AβOs
Merge
AD Hippocampus
ThioS/amyloid plaque

ACU193 has limited to no binding to thioflavin S positive fibrillar Aβ plaque in human AD brain tissue

Cline E. et al. Synaptic intervention in Alzheimer's disease: soluble Aβ oligomer directed ACU193 monoclonal antibody therapeutic for treatment of early Alzheimer's disease. J. Prevent. Alzheimer's Dis., 6 (Supplement 1) (2019), p. S151.

5

ACUMEN

SELECTIVITY PHARMACOLOGY

AβOs bind to neurons and are toxic; the murine IgG1 parent of ACU193 (ACU3B3) prevents toxicity

After binding to neurons, AβOs disrupt Long Term Potentiation (LTP) and cause pathologic increases in intracellular calcium that is destructive to cells.

ACU3B3 prevents AβO inhibition of hippocampal LTP *ex vivo*


normalized fEPSP slope
2.5
2.0
1.5
1.0
0
20
40
60
time [min]
Control
$A\beta_{42}$ (50 nM)
$A\beta_{42}$ (50 nM) +
ACU3B3 (100 pM)

ACU3B3 prevents AβO mediated Ca2+ elevation in cell cultures


Primary Neuronal Cultures
Ca^{2+} Overload (%)
20
15
10
5
0
resting
treated
*
*
ACU3B3
Boiled ACU3B3
Veh. Control

ACU3B3 prevents aberrant neuronal activity caused by AβOs and prevents AβO mediated disruption of calcium homeostasis in neuronal cultures

Data on File and
Wang X. et al. An acute functional screen identifies an effective antibody targeting amyloid-beta oligomers based on calcium imaging. Sci Rep. 2018;8(1):4634

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ACUMEN

SELECTIVITY PHARMACOLOGY

Treatment of a transgenic mouse model of AD results in reduction of behavioral deficits

Dodart JC et al. Passive immunization with the anti-Aβ oligomer antibody ACU-3B3 improves behavioral deficits in hAPPSL tg mice. SfN, Washington, DC 2014. Ma K. et al. Soluble Aβ-Oligomer–Selective Antibody ACU3B3 Reduces Amyloid Pathology & Improves Multiple Behavioral Domains in a Mouse Model of AD. Alz&Dement.15, (7S Part 11 P2-063).1Jul2019 and Data on File

Murine parent of ACU193 (3B3) was used to treat younger mice with depositing plaque or older mice with abundant plaque


Open Field
Total Distance Traveled
(beam breaks, means + SEM)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
2
3
4
5
Trials
*
WT veh
APP veh
APP 3B3

Open field total distance measurement, APP-Veh vs. APP-3B3, *p=0.029.


Morris Water Maze
Swim Speed
(meters/second, means + SEM)
0.20
0.18
0.16
0.14
0.12
0.10
1
2
3
4
Sessions (days)
**
**
nTg-Veh
Tg-Veh
Tg-3B3

MWM swim speed abnormality (**p<0.02).

Deficits in younger (5-7 months) transgenic mice are markedly reduced with treatment

Deficits in older (9-10 months) transgenic mice are markedly reduced with treatment

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ACUMEN

Phase 1 overview TRIAL DESIGN: Randomized Placebo Controlled Phase 1 Part A : Single-Ascending Dose Part B : Multiple-Ascending Doses ENROLLMENT CRITERIA: Early AD Mild Cognitive Impairment and Mild Dementia due to AD (amyloid positive by PET) TRIAL OBJECTIVES: Proof of Mechanism (PoM) Safety and tolerability Pharmacokinetics Target Engagement Exploratory cognition and biomarkers

Randomized Placebo Controlled Phase 1 in Early AD patients: INTERCEPT-AD PART A: SINGLE- ASCENDING DOSE n = 8 per cohort (32 total) PART B: MULTIPLE- ASCENDING DOSE n = 10 per cohort (30 total) COHORT 1: 2 mg/kg ACU193 or Placebo 2mg COHORT 2: 10 mg/kg ACU193 or Placebo 10mg COHORT 3: 25 mg/kg ACU193 or Placebo 25mg COHORT 4: 60 mg/kg ACU193 or Placebo 60mg COHORT 5: 10 mg/kg ACU193 or Placebo (Q4W) 10mg COHORT 6: 60 mg/kg ACU193 or Placebo (Q4W) 60mg COHORT 7: 60 mg/kg ACU193 or Placebo (Q2W) 60mg ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 4wk NCT04931459

Cogstate computerized test battery Test Domains tested Time (minutes) International shopping list test (immediate) Immediate recall 5 Cogstate brief battery Attention, working memory, learning 15 International shopping list test (delayed) Delayed recall 1 Groton maze learning test Executive function 7 International digit-symbol substitution test Processing speed 3 Total = 31 Frequency of administration and sensitivity of battery offers improved possibility to observe effects

Arterial Spin Labelling (ASL) as an MRI outcome



Fig. 1. Processed CBF images measured with ASL of a young and an old healthy control from our database. The top row images are from a 32 year-old woman, and the bottom row images are from an 80 year-old man. The reduction of CBF can be readily observed in widespread brain areas of the older subject compared with the younger subject. *

Acumen believes additional literature supports use of ASL to assess hypoperfusion in AD

- MCI patients show hypoperfusion in parietal cortex, precuneus, posterior cingulate cortex and medial temporal lobe
- AD patients show global hypoperfusion, but especially cingulate, precuneus, parietal lobes and inferior frontal regions
- Perfusion correlates with several neuropsychological tests
- Hypoperfusion can be improved in middle and posterior cingulate cortex with cholinesterase inhibitors and was associated with improvement in ADAS-cog scores

* *N. Zhang et al. Cerebral blood flow measured by arterial spin labeling MRI at resting state in normal aging and Alzheimer's disease. Neuroscience and Behavioral Reviews 72 (2017) 168-175*

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ACUMEN

Summary Non-clinical data consistent with toxicity of Ab oligomers and selective binding of ACU193 to Ab oligomers Enrollment in a Phase 1study assessing safety and target engagement is ongoing Although unlikely with this small sample size, the possibility of improvement in cognition and cerebral blood flow will also be assessed as exploratory outcomes in the Phase 1 study

Thank you! Study participants and study partners ACU-001 sites Acumen collaborators